EXHIBIT 10.13

                              STOCKHOLDER AGREEMENT


                  AGREEMENT, dated as of September 17, 1997, among Iron Mountain Incorporated, a Delaware corporation ("Acquiror"), and Kent P. Dauten, an individual having a business address at Keystone Capital, Inc., 520 Lake Cook Road, Suite 450, Deerfield, IL 60015 (the "Principal Stockholder").

                              W I T N E S S E T H:

                  WHEREAS, the Principal Stockholder is the beneficial and record owner of 8,050 shares of the Class A Common Stock, $.01 par value per share (the "Class A Company Stock") of HIMSCORP, Inc., a Delaware corporation (the "Company"), and 8,346.2 shares of the Class B Common Stock, $.01 par value per share (the "Class B Company Stock" and, collectively with the Class A Company Stock, the "Company Stock") of the Company;

                  WHEREAS, concurrently with the execution of this Agreement, Acquiror and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into a wholly owned subsidiary of Acquiror (the "Merger"), with such subsidiary of Acquiror continuing as the Surviving Corporation; and

                  WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, the Principal Stockholder wishes to make certain representations, warranties, covenants and agreements in connection with the Merger.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1  Definitions.   Capitalized  terms  used  herein  but  not
otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement and the following terms shall have the following meanings:

                  "beneficially own" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Equity Securities" shall have the meaning set forth in Rule 405 under the Securities Act.

                  "Intention"  shall  have the  meaning  set  forth  in  Section
2.1(f).



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                  "Merger  Agreement"  shall have the  meaning  set forth in the second recital of this Agreement.

                  "Principal Stockholder" shall have the meaning set forth in the opening paragraph of this Agreement.

                  "Related Transaction" shall mean a transaction that is in contemplation of, or related or pursuant to, the Merger or the Merger Agreement.

                  "Restricted Stockholder" shall mean any Person that, individually or together with its Affiliates, beneficially owns, or is a member of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that beneficially owns, 5% or more of Acquiror Stock.

                  "Sale" shall have the meaning set forth in Section 2.1(f).

                  "Principal Stockholder Disclosure Letter" shall have the meaning set forth in Section 2.1(a).

                  "Third Party" shall mean a party or parties unaffiliated with either the Company or Acquiror.

                  "Transfer" shall have the meaning set forth in Section 3.8.

                  "Voting Securities" shall have the meaning set forth in Rule 405 under the Securities Act.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  2.1   Representations   and   Warranties   of  the   Principal
Stockholder. The Principal Stockholder represents and warrants to Acquiror as follows:

                  (a)  Ownership  of  Company  Shares.  Except as  disclosed  in
Section 2.1(a) of the letter from the Principal Stockholder to Acquiror, dated the date hereof (the "Principal Stockholder Disclosure Letter"), the Principal Stockholder is the beneficial owner of 8,050 shares of Class A Company Stock and 8,346.2 shares of Class B Company Stock, free and clear of all Liens (other than restrictions under securities laws generally) and, except for this Agreement and the Merger Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Principal Stockholder is a party relating to the pledge, disposition or voting of any shares of the Company Stock that are owned by the Principal Stockholder, and there are no voting trusts or voting agreements with respect to such shares. Such 8,050 shares of Class A Company Stock and 8,346.2 shares of Class B Company Stock constitute all of the outstanding shares of capital stock of the Company owned beneficially or of record by the Principal Stockholder and the Principal Stockholder does not have any options,

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warrants or other rights to acquire any  additional  shares of capital  stock of the Company or any security exercisable or exchangeable for, or convertible into, shares of capital stock of the Company.

                  (b) Authority to Execute and Perform Agreements. The Principal Stockholder has the full legal right and power and all authority required to enter into, execute and deliver this Agreement and to perform fully his obligations hereunder. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Principal Stockholder enforceable against the Principal Stockholder in accordance with its terms (subject to the Enforceability Exceptions).

                  (c) No Conflicts; Consents. Except as set forth in Section 2.1(c)(i) of the Principal Stockholder Disclosure Letter, the execution and delivery by the Principal Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which the Principal Stockholder is a party or (B) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator applicable to the Principal Stockholder. Except as set forth in
Section   2.1(c)(ii)  of  the  Principal   Stockholder   Disclosure  Letter,  no
Governmental Authorizations or Private Authorizations are required to be obtained or made by the Principal Stockholder in connection with the execution and delivery by the Principal Stockholder of this Agreement and the consummation of the transactions contemplated hereby.

                  (d) Information Supplied. None of the information specifically supplied or to be supplied by the Principal Stockholder with respect to the Principal Stockholder for inclusion or incorporation by reference in the proxy statement or other written information to be delivered to all stockholders of the Company (the "Proxy Statement") will, at the date the Proxy Statement is first mailed to the Company's stockholders and at the time of the special meeting of the Company's stockholders for the purpose of voting on the Merger Agreement or at the time such stockholders execute written consents for the purpose of approving the Merger Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (e)  Investigation.  The Principal  Stockholder has had a full opportunity to review and discuss this Agreement, the Escrow Agreement and the Merger Agreement (including, without limitation, with respect to the
representations   and  warranties  in  the  Merger  Agreement  and  the  related
Disclosure Schedule) and to ask all questions of Acquiror and the Company and their respective directors and executive officers necessary in order for the Principal Stockholder to make an informed decision to enter into this Agreement. In this regard, the Principal Stockholder acknowledges that, in connection with the negotiations with respect to the Merger Agreement, Acquiror has disclosed to the Principal Stockholder certain confidential information concerning Acquiror's operations and business plans (including, without limitation, potential


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acquisitions)   and  has  advised  the  Principal   Stockholder   that  Acquiror
anticipates making further and more detailed public announcements of certain business plans in the near future, none of which in Acquiror's opinion involves a Material Adverse Change in Acquiror's business operations. Accordingly,
Acquiror  has  indicated  its   willingness,   and  has  offered  the  Principal
Stockholder the option, to defer seeking approval of the Merger Agreement by the Stockholders of the Company and, accordingly, the Closing under the Merger Agreement until such time as those announcement are made, which Acquiror anticipates would occur not later than the end of September. The Principal Stockholder acknowledges that he nevertheless is prepared to seek such approval and proceed with the Closing under the Merger Agreement at an earlier date. The Principal Stockholder further acknowledges that he is a sophisticated investor and has consented to the scope of the disclosure previously made to him about Acquiror's business plans and that, subject to his rights in respect of a breach of Acquiror's representations and warranties in Section 2.2 hereof, the Principal Stockholder agrees to waive any claim or right he might otherwise have arising out of the information concerning Acquiror's business plans referred to above made public on or after the date hereof and on or prior to September 30, 1997.

                  (f) Intent to Transfer Shares. The Principal Stockholder has, and as of the Closing Date, will have, no present plan or intention (an "Intention") to sell, transfer, exchange, pledge (other than in a pre-existing bona fide margin account) or otherwise dispose of, including a distribution by a partnership to its partners, or a corporation to its shareholders, or any other transaction which results in a reduction of ownership (any of the foregoing, a "Sale") of more than 162/3% of the shares of Acquiror Stock issued to the Principal Stockholder in the Merger, or any securities that may be paid as a dividend otherwise distributed thereon or with respect thereto, or issued or delivered in exchange or substitution therefor or upon exercise of options held by the Principal Stockholder. For purposes of the preceding sentence, shares of Company Stock (or the portion thereof) with respect to which a Sale will occur prior to the Merger shall be considered to be shares of Company Stock that are exchanged for Acquiror Stock in the Merger and then disposed of pursuant to an Intention. A Sale of Acquiror Stock shall be considered to have occurred pursuant to an Intention if, among other things, such Sale occurs in a related transaction. Subject to the terms of the Investment Agreement between the Principal Stockholder and Acquiror, the Principal Stockholder (i) reserves the rights at any time after the Closing Date to evaluate his investment portfolio, including shares of Acquiror Stock and any other securities issued by Acquiror, in light of new, material developments, and to make such investment decision with respect to such securities as the Principal Stockholder and his investment advisors, if any, shall deem to be in his best interests, and (ii) specifically disavows any undertaking to hold any securities issued by Acquiror for any specific period.

                  2.2  Representations  and  Warranties  of  Acquiror.  Acquiror
hereby represents and warrants to the Principal Stockholder that the confidential information disclosed to the Principal Stockholder referred to in
Section 2.1(e) hereof (i) is, to Acquiror's knowledge, true in all material respects and (ii) has not been disclosed in a manner that is intentionally misleading to the Principal Stockholder.



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                                   ARTICLE III

                                    COVENANTS

                  3.1 No Disposition or Acquisition of Shares. The Principal Stockholder agrees that he shall not sell, transfer, pledge, hypothecate, encumber or otherwise dispose of (except in the Merger pursuant to the Merger Agreement or upon the Principal Stockholder's death), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance or other disposition of (except in the Merger pursuant to the Merger Agreement), any of the shares of Company Stock owned of record or beneficially by him.

                  3.2 Voting Arrangements. The Principal Stockholder agrees that, except pursuant to this Agreement, he shall not grant any proxies, deposit any shares of Company Stock into a voting trust or enter into any voting agreement with respect to any shares of Company Stock now or hereafter owned, beneficially or of record, by him, other than proxies to vote such shares at any annual or special meeting of stockholders of the Company on matters unrelated to the matters set forth in Section 4.1 hereof.

                  3.3 Satisfaction of Conditions to the Merger. The Principal Stockholder agrees that he, in his capacity as a Stockholder, shall assist and cooperate with the parties to the Merger Agreement in doing all things necessary, proper or advisable under Applicable Laws as promptly as practicable to consummate and make effective the Merger and the other Transactions, and he shall not take any action that would or is reasonably likely to result in any of his representations and warranties set forth in this Agreement being untrue as of the date made or in any of the conditions set forth in Article 6 of the Merger Agreement not being satisfied.

         In addition, Acquiror and the Principal Stockholder agree that they will execute and deliver the Joinder to Registration Rights Agreement.

                  3.4 No Other Transactions. The Principal Stockholder agrees that he shall not, nor shall he permit any of his Representatives (including, without limitation, any investment banker, attorney or accountant retained by him) to, initiate, solicit or facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to an Other Transaction, engage in any discussions or negotiations concerning, or provide to any other person any information or data relating to, the Company or any of its Subsidiaries for the purposes of, or otherwise cooperate in any way with or assist or participate in, or facilitate any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, a proposal to seek or effect an Other Transaction, or agree to or endorse any Other Transaction; provided, however, that nothing contained in this Section shall prohibit the Principal Stockholder, if he is a member of Board of Directors of the Company, from making any disclosure, in his capacity as a director of the Company, to other stockholders of the Company that, in the reasonable judgment of the Company's Board of Directors in accordance with, and based upon the written advice of,

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outside  counsel,  is required under  Applicable Law. The Principal  Stockholder shall promptly advise Acquiror of, and communicate the material terms of, any proposal he may receive, or any inquiries he receives which may reasonably be expected to lead to such a proposal relating to an Other Transaction, and the identity of the Person making it. The Principal Stockholder shall further advise Acquiror of the status and changes in the material terms of any such proposal or inquiry (or any amendment to any of them). During the term of this Agreement, the Principal Stockholder agrees that he shall not enter into any agreement oral or written, and whether or not legally binding, with any Person that provides for, or in any way facilitates, an Other Transaction.

                  3.5 Standstill. The Principal Stockholder agrees that, (i) from the date hereof until the Closing Date and (ii) from and after the Closing Date for so long as he shall be a Restricted Stockholder up to and including the tenth anniversary of the date of this Agreement, he shall not, and shall use his best efforts to cause his Affiliates not to, without the prior written consent of the board of directors of Acquiror, (A) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any Equity Securities of Acquiror or any rights or options to acquire such Equity Securities (other than the shares of Acquiror Stock received by him in the Merger and other than options granted to directors of Acquiror), (B) propose to enter into, directly or indirectly, a merger or other business combination involving Acquiror or propose to purchase, directly or indirectly, a material portion of the assets of Acquiror, (C) make, or in any way participate, directly or indirectly, in, any "solicitation" of "proxies" (as such terms are used in Regulation 14A under the Exchange Act) to vote or consent or seek to advise or influence any Person with respect to the voting of, or granting of a consent with respect to, any Voting Securities of Acquiror, (D) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange
Act) for the purpose of acquiring, holding voting or disposing of any Equity Securities of Acquiror, (E) otherwise act, alone or in concert with others, to seek to control or influence in any public manner or public forum the management or policies of Acquiror; provided, however, that the foregoing shall not limit the ability to vote any shares of any Equity Securities of Acquiror, (F) disclose any intention, plan or arrangement inconsistent with the foregoing, (G) advise, assist (including by knowingly providing or arranging financing for that purpose) or encourage any other Person in connection with any of the foregoing or (H) take any action (other than in exercising his registration rights under the Registration Rights Agreement) which might require Acquiror to make a public announcement regarding the possibility of a transaction between the Principal Stockholder and Acquiror (including any of their respective Affiliates).

                  3.6 Confidentiality, Non-Competition and Non-Solicitation.

                  (a) Except with the prior written consent of Acquiror, for a period of five years from the Closing Date, the Principal Stockholder shall not disclose or make available, directly or indirectly, to others or use for his or others' benefit confidential information, whether or not reduced to written or other recorded form, related to Acquiror or the Company and its Subsidiaries, including the names of customers, the contact persons at customers, pricing, the

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software  programs  utilized by Acquiror or the Company and its  Subsidiaries in the operation of its business and all other information material to the operation, management, marketing or financing of Acquiror, the Company and its Subsidiaries which is not known or generally available to the public or competitors in the records management or records storage industries.

The confidentiality obligations of this Section shall not apply to information:

                  (i)  which  is  required  to  be   disclosed  by  judicial  or
administrative process or order, or by other requirements of law;

                  (ii) which is or becomes generally available to the public other than as a result of a breach of this Section;

                  (iii) which is received from a third party who obtained such information other than under an obligation of confidentiality; or

                  (iv) which Acquiror discloses on a nonconfidential basis or otherwise makes available to the general public or the trade.

                  (b) The Principal Stockholder agrees that he shall not, for a period of five years from the Closing Date, directly or indirectly own, manage, engage in, participate in, provide advice to, be employed by, have a financial interest in, or solicit or attempt to obtain business from any customer of Acquiror or the Company or any of its Subsidiaries on behalf of, any enterprise which provides records management or records storage services to business facilities (including, without limitation, the management, handling, storage, filing, processing and retrieval of medical records used by hospitals, private practitioners, and other medical institutions) located in the United States.

         This Section 3.6(b) shall not prohibit the Principal Stockholder from owning Equity Securities of Acquiror or acquiring up to five percent (5%) of any class of securities registered pursuant to the Exchange Act of any corporation which may engage in the records management storage service business in direct competition with the business of Acquiror within the geographical areas set forth in this Section 3.6(b).

                  (c) The Principal Stockholder agrees that he shall not on his own behalf or on behalf of any other Person under his control or on behalf of others, for a period of five years from the Closing Date, directly or indirectly solicit for employment (including as an independent contractor), or endeavor to entice away, any of the officers, employees or independent contractors of Acquiror or the Company or any of their respective subsidiaries who perform services for Acquiror or the Company or any of their respective subsidiaries. For the avoidance of doubt, Acquiror acknowledges that this Section 3.6(c) shall not prohibit the Principal Stockholder from employing, on his own behalf or on behalf of any other Person under his control or on behalf of others, a former officer, employee or independent contractor of Acquiror or the Company or its

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subsidiaries  who has ceased to perform  services for Acquiror or the Company or any of their respective subsidiaries without enticement by the Principal Stockholder and who seeks employment (including as an independent contractor) by the Principal Stockholder without solicitation by the Principal Stockholder.

                  (d) The Principal Stockholder acknowledges that he has carefully read all the terms herein stated and agrees that the same are necessary for the reasonable and proper protection of the value of the Company; and that each and every covenant is reasonable with respect to such matter, length of time, and the geographical areas described; and that irrespective of all other conditions, the covenants and restrictions hereinabove provided shall be operative during the full period and throughout the geographical area described. In the event any court finds any such restraint or limitation to be unreasonable, then it is the intent of the parties that such court should determine the maximum restraint or limitation which is reasonable and enforcement will be of that restraint or limitation.

                  (e) The Principal Stockholder acknowledges that confidential information in his possession related to the Company and its Subsidiaries has particular value, the loss of confidentiality of which by communication to unauthorized persons cannot be reasonably or adequately compensated for by damages alone. Moreover, the Principal Stockholder agrees that any breach of paragraphs (a), (b) and (c) of this Section 3.6 would give rise to damages which would be difficult to calculate. Therefore, the parties hereby agree that in the event of a breach of any of the terms and conditions of this Section 3.6, Acquiror shall be entitled to equitable relief by way of an injunction. This
Section 3.6 shall not be construed as a limitation upon Acquiror's remedies for such breach.

                  (f) The restrictions contained in this Section 3.6 shall be broadly construed by any court having jurisdiction of the matter in order to protect Acquiror to the maximum degree possible.

                                   ARTICLE IV

                             PROXY; WAIVER OF RIGHTS

                  4.1 Proxy. The Principal Stockholder hereby agrees, at any meeting of the stockholders of the Company, however called, and at every adjournment thereof, and in any action by written consent of the stockholders of the Company, to (a) vote all of the shares of Company Stock then owned, beneficially or of record, by him in favor of the adoption of the Merger Agreement as in effect on the date hereof (as such agreement may be amended (1) as contemplated by Section 7.3 of the Merger Agreement or (2) with the consent of the Principal Stockholder) and each of the other transactions contemplated thereby and any action required in furtherance thereof, (b) vote such shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, and (c) vote such shares against any Other Transaction or any other action

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or agreement that,  directly or indirectly,  is inconsistent with or that would, or is reasonably likely to, directly or indirectly, impede, interfere with or attempt to discourage the Merger or any other transaction contemplated by the Merger Agreement, including, but not limited to (i) any extraordinary corporate transaction (other than the Merger on the terms set forth in the Merger
Agreement),   such   as   a   merger,   consolidation,   business   combination,
reorganization recapitalization or liquidation involving the Company, (ii) a sale or transfer of a material amount of assets of the Company, or (iii) any material change in the Company's corporate structure or business; provided, however, that, if the Principal Stockholder is a member of the Board of Directors of the Company, nothing herein shall be construed to obligate him to act in his capacity as a director in any manner which may conflict with his fiduciary duties as a director of the Company.

                  In furtherance of the foregoing, (i) the Principal Stockholder hereby appoints Acquiror and the proper officers of Acquiror, and each of them, with full power of substitution in the premises, his proxies to vote all his shares of Company Capital Stock at any meeting, general or special, of the stockholders of the Company, and to execute one or more written consents or other instruments from time to time in order to take such action without the necessity of a meeting of the stockholders of the Company, in accordance with the provisions of the preceding paragraph and (ii) Acquiror hereby agrees to vote such shares or execute written consents or other instruments in accordance with the provisions of the preceding paragraph.

                  The proxy and power of attorney granted herein shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest and shall revoke all prior proxies granted by the Principal Stockholder. The Principal Stockholder shall not grant any proxy to any person which conflicts with the proxy granted herein, and any attempt to do so shall be void. The power of attorney granted herein is a durable power of attorney and shall survive the disability or incompetence of the Principal Stockholder.

                  4.2 Appraisal Rights. The Principal Stockholder hereby waives his rights to appraisal under Section 262 of the DGCL with respect to any shares of Company Stock owned by him in connection with the transactions contemplated by the Merger Agreement. The Principal Stockholder hereby agrees that he will not in any way attempt to influence, encourage or persuade any Person who beneficially owns any Company Stock to exercise any rights to appraisal such Person may have pursuant to Section 262 of the DGCL in connection with said transactions.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 Termination. Except as otherwise expressly provided herein, this Agreement and the parties' respective obligations hereunder shall terminate upon the earlier to occur of (i) the mutual consent of Acquiror and the Principal Stockholder, (ii) the termination of the Merger Agreement prior to the consummation of the Merger (except in the event of a

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termination  of the Merger  Agreement  pursuant  to Section  7.1(d)(i)  or (iii)
thereof, in which case this Agreement and the parties' respective obligations hereunder shall terminate one year after such termination of the Merger Agreement) (it being understood that the Principal Stockholder's obligations under this Agreement shall not affect the Company's rights under the Merger Agreement to terminate the Merger Agreement in accordance with the terms thereof) and (iii) the tenth anniversary of the Closing Date.

                  5.2 Amendment. This Agreement may be amended only by a written instrument executed by the parties or their respective successors or assigns.

                  5.3 Notices. Notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an officer thereof) and delivered by hand, deposited in the United States mail (registered or certified, return receipt requested), properly addressed and postage prepaid, or delivered by telecopy:

                  If to Acquiror, to:

                  Iron Mountain Incorporated
                  745 Atlantic Avenue, 10th Floor
                  Boston, Massachusetts 02111
                  Telephone:        (617) 357-4455
                  Telecopy:         (617) 350-7881
                  Attention:        Chairman of the Board

                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Telephone:        (617) 338-2800
                  Telecopy:         (617) 338-2880
                  Attention:        William J. Curry, Esq.

                  If to the Principal Stockholder, to:

                  Kent P. Dauten
                  Keystone Capital, Inc.
                  520 Lake Cook Road, Suite 450
                  Deerfield, IL  60015
                  Telephone:        (847) 236-5350
                  Telecopy:         (847) 236-9529
                  with a copy to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, IL 60601
                  Telephone:        (312) 861-2000
                  Telecopy:         (312) 861-2200
                  Attention:        Edward T. Swan, Esq.

                  5.4 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  5.5 Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware without reference to choice of law principles, including all matters of construction, validity and performance.

                  5.6 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction. In furtherance of the foregoing, if any court construes any of the provisions of Section 3.6, or any part thereof, to be unreasonable because of the duration of such provision or the geographic scope thereof, such court shall have the power to reduce the duration or restrict the geographic scope of such provision and to enforce such provision as so reduced or restricted.

                  5.7 Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

                  5.8 Parties in Interest; Assignment. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Notwithstanding the foregoing, for the purposes of Sections 3.5 and 3.6, the term Acquiror shall include any Entity controlling, controlled by or under common control with Acquiror, any successor, by operation of law or otherwise of Acquiror, or any entity controlling, controlled by or under common control with Acquiror, and any assignee of Acquiror.

                  5.9 Entire Agreement. This Agreement and the Merger Agreement and the Collateral Documents contain the entire understanding of the parties hereto and thereto  with  respect to the  subject  matter  contained  herein and
therein,   and  supersede  and  cancel  all  prior
agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto or to the Merger Agreement or any of the Collateral Documents with respect to the transactions contemplated by this Agreement and the Merger Agreement and the Collateral Documents other than those set forth herein or therein or made hereunder or thereunder.

                  5.10 Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                  5.11 Headings; References. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Sections" or "Exhibits" shall be deemed to be references to Articles or Sections hereof or Exhibits hereto unless otherwise indicated.


                     [Signatures appear on following page.]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              IRON MOUNTAIN INCORPORATED


                              By:  /s/ C. Richard Reese
                                   Name: C. Richard Reese
                                   Title: Chairman and Chief Executive Officer

                              /s/ Kent P. Dauten
                              Kent P. Dauten